Exhibit 32.1

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of China Biotech Holdings Limited (the "Company") on Form 10-K for the fiscal year ended December 31, 2017, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, CHANG Ting Ting, and I, SIN Edward, do each certify, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: April 16, 2018	By:	/s/ CHANG Ting Ting
CHANG Ting Ting
President, Chief Executive Officer Secretary, Treasurer and Sole Director

Dated: April 16, 2018	By:	/s/ SIN Edward
SIN Edward
Chief Financial Officer and Principal Accounting Officer